EXHIBIT 99.2

October 31, 2008

Securities and Exchange Commission
Washington, DC  20549

Commissioners:

We have read the statements made by Ascend Acquisition Corp., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Ascend Acquisition Corp. dated November 3, 2008.  We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,

/S/ Malone & Bailey, PC